SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
       1934

   Date of Report (Date of earliest event reported):  July 15, 2002

                          SIGNAL-HILL CORPORATION
          ______________________________________________________
          (Exact name of registrant as specified in its charter)

    Colorado                   33-10829-D                84-1047490
_______________         ________________________    ___________________
(State or other         (Commission File Number)    (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)

            1017 South Gaylord Street, Denver, Colorado  80209
            __________________________________________________
                (Address of principal executive offices)

                             (303) 698-1918
           ____________________________________________________
           (Registrant's telephone number, including area code)













This Form 8-K consists of 5 pages.







Item 4.  Changes in Registrant's Certifying Accountant

     The independent accountants who were engaged as the principal accountants to audit the registrant's financial statements for the fiscal years ended September 30, 2001 and 2000, were Levine, Hughes & Mithuen, Inc., of Englewood, Colorado. On July 15, 2002, Levine, Hughes & Mithuen, Inc., resigned as the registrant's independent auditors.

     The reports of Levine, Hughes & Mithuen, Inc., for each of the fiscal years ended September 30, 2001 and 2000, were qualified reports, in that adverse financial conditions identified by the accountants" raise[d] substantial doubt about the Company's ability to continue as a going concern." Further, the reports stated that "[t]he financial statements do not include any adjustments that might result from the outcome of this uncertainty." The adverse financial conditions identified by Levine, Hughes & Mithuen, Inc., consisted of net losses, working capital deficiencies, net worth deficiencies, and the absence of revenue producing activities in the respective fiscal years covered by the reports.

     Except as described in the immediately preceding paragraph, the reports of Levine, Hughes & Mithuen, Inc., did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Because the decision to resign was that of Levine, Hughes & Mithuen, Inc., alone, the termination of that firm's engagement with the registrant was neither recommended nor approved by the registrant's board of directors. Neither during the fiscal years ended September 30, 2001 and 2002, nor during any subsequent interim period was there any disagreement between the registrant and Levine, Hughes & Mithuen, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     On July 25, 2002, the Company engaged Comiskey & Company,
P.C. of Denver, Colorado, to serve as the Company's independent auditors for the fiscal year ending September 30, 2002.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements

              None

         (b)  Exhibits

              16.1 Letter of Levine, Hughes & Mithuen, Inc., dated July 26, 2002.




                                    -2-





                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  July ____, 2002       SIGNAL-HILL CORPORATION


                             By: /s/     Eric J. Sundsvold
                                 ________________________________
                                    Eric J. Sundsvold, President
                                    (Principal Executive Officer)

                             By: /s/     Timothy S. Gibson
                                 ________________________________
                                    Timothy S. Gibson, Secretary
                                       and Treasurer
                                    (Principal Financial Officer
                                       and Principal Accounting
                                       Officer)







                                    -3-


            <<Letterhead of Levine Hughes & Mithuen, Inc.>>

July 26, 2002                                     Exhibit 16.1

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

We have read the comments in Item 4 of Form 8-K of Signal-Hill
Corporation (the Registrant) dated July 15, 2002 and have the following comments:

  - With respect to paragraphs one through four we agree with the comments.

  - With respect to paragraph five we have no basis to agree or disagree with those statements.


Yours truly,

LEVINE HUGHES & MITHUEN, INC.


/s/ Levine Hughes & Mithuen, Inc.














































                               EXHIBIT 16.1
                               ____________